Exhibit 99.1
CVB FINANCIAL CORP. September 2011 1

Safe Harbor 2 Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plan and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; oversupply of inventory and continued deterioration in values of California real estate, both residential and commercial; a prolonged slowdown in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2010, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

3 Total Assets: $6.5 Billion Gross Loans: $3.5 Billion Total Deposits (Including Repos): $5.0 Billion Tang. Common Equity: $621 Million Source: Q2 2011 earnings release & company filings. *non-covered loans Operating Highlights Financial Highlights 6/30/11 Largest financial institution headquartered in the Inland Empire region of Southern California. Formed in 1974. Serves 41 cities with 43 business financial centers and 5 commercial banking centers throughout the Inland Empire, LA County, Orange County and the Central Valley of California Average Cost of Deposits = 0.20% Significant equity ownership board of directors: approximately 16% CVBF Snapshot

4 Experienced Leadership Name Position Banking Experience CVBF Service Christopher D. Myers President & CEO 27 Years 5 Years Richard C. Thomas Executive Vice President Chief Financial Officer 1 Year New James F. Dowd Executive Vice President Chief Credit Officer 34 Years 3 Years David C. Harvey Executive Vice President Chief Operations Officer 21 Years 1 Year David A. Brager Executive Vice President Sales Division 23 Years 8 Years Chris A. Walters Executive Vice President CitizensTrust 24 Years 4 Years Yamynn DeAngelis Executive Vice President Chief Risk Officer 32 Years 24 Years

Who is CVB Financial Corp.? 5

Largest Banks Headquartered in California 6 Rank Name Asset Size (3/31/11) 1 Wells Fargo $1,244,666 2 Union Bank $80,190 3 Bank of the West $58,342 4 OneWest Bank $26,720 5 First Republic Bank $23,576 6 City National Bank $21,636 7 East West Bank $21,147 8 SVB Financial $18,618 9 Cathay Bank $10,614 10 CVB Financial Corp $6,498 11 Pacific Capital Bank $5,943 12 Pacific Western Bank $5,471 13 Westamerica Bank $4,937 14 Farmers & Merchants of Long Beach $4,399 In millions

Bank Accomplishments & Ratings 137 Consecutive Quarters of Profitability 88 Consecutive Quarters of Cash Dividends BauerFinancial Report Five Star Rating (March 2011) Fitch Rating BBB (December 2010) 7

What are our Markets? 8

Existing Locations 9 43 Business Financial Centers 5 Commercial Banking Centers Commercial Banking Centers Business Financial Centers

Deposits* Deposits* 10 *Includes Customer Repurchase Agreements Average Cost of Deposits 0.45% 0.22%

Deposit Cost Comparison 11 Source: Q2 2011 earnings release & other company filings, SNL Financial-peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion. Peer data as of 3/31/2011 (CHART)

Loans as of 6/30/2011 as of 6/30/2011 as of 6/30/2011 12 *Prior to MTM discount

Total Non-Covered Loans Total Non-Covered Loans 13 (000's) *Removed Mortgage Pools, Muni Leasing and Construction Adjusted Non-Covered Loans* $690 million $356 million

14 Source: Q2 2011 earnings release & company reports | *Non-covered loans Loan Portfolio Composition* Total Loans by Type (CHART) Commercial RE Non-Owner Occupied 39.3% Consumer 1.6% SFR Mortgage 6.2% Municipal Lease Finance Receivables 3.7% Auto & Equipment 0.5% Dairy & Livestock 9.3% Commercial & Industrial 14.7% Construction RE 2.7% Commercial RE Owner Occupied 22.0%

Total Covered Loans 15 (000's) (CHART) Net of Discount $200 million $73 million

Non-Performing Assets Non-Covered 16 16 (000's)

Loan Loss Allowance Non-Covered 17 (CHART)

Classified Loans Non-Covered Non-Covered Non-Covered 18 (000's)

CVBF's strong loan underwriting culture has limited its exposure to problem credits Continued profitability has allowed CVB to build its capital base and reserves for loan losses. Superior Credit Quality Texas Ratio NPA's/Loans & OREO (CHART) (CHART) Source: Q2 2011earnings release & other company filings, SNL Financial-peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion. Peer data as of 3/31/2011 Non-Covered

Profits 20

(CHART) Net Income 21 (000's) Net Income After Taxes Highest in CVBF History!

Earnings Earnings 22 (000's)

Net Interest Margin Net Interest Margin 23 *Normalized excludes accelerated accretion on covered loans Normalized*

Peer Profitability Metrics Return on Average Assets Return on Average Tangible Equity Net Interest Margin (CHART) (CHART) (CHART) Source: Q2 2011 earnings release & other company filings, SNL Financial-peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion. Peer Data as of 3/31/2011

Capital 25

Capital Ratios 26 26

(CHART) 27 Source: Q2 2011 earnings release & other company filings, SNL Financial-peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion Peer Capital Metrics Tier 1 Capital Ratio Total Risk - Based Capital Ratio Tangible Common Equity/Tangible Assets (CHART) (CHART)

Securities/Investments 28

(CHART) Source: Q2 2011 earnings release. As of 6/30/2011 securities held-to-maturity were valued at approximately $2.8 million Yield on securities represents the fully taxable equivalent *Securities Available For Sale Securities portfolio totaled $2.0 billion at 6/30/2011. The portfolio represents 31.0% of the Bank's total assets Virtually all of the Bank's mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the guarantee of the U.S. government. 98% of the Bank's municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 6.0% of the municipal bond portfolio Government Agency & GSEs 4.4% MBS 43.4% CMO 20.3% Municipal Bonds 31.9% Yield on securities portfolio: 3.79% Securities Portfolio* --$2.0 Billion--

Securities Portfolio*: $2.0 Billion --Mark to Market-- (Pretax) (CHART) (000's) *Securities Available For Sale

CVBF Assets 31 *Includes overnight funds held at the Federal Reserve, due from Correspondent Banks, other short-term money market accounts or certificates of deposit 6/30/11 $6.5 Billion (CHART) 12/31/06 $6.1 Billion Securities Fed Balance* Goodwill & Intangibles Other Loans 7.9%

CVBF Liabilities 12/31/06 $5.7 Billion 6/30/11 $5.8 Billion (CHART) TOTAL DEPOSITS* Jr. Subordinated Debentures Other Liabilities BORROWINGS (CHART) Jr. Subordinated Debentures BORROWINGS TOTAL DEPOSITS* Other Liabilities *Includes Customer Repurchase Agreements

Recent Updates 33

Recent Updates 34 FDIC and DFI completed Safety and Soundness Field Examination in mid-July. Sold Seventh Note of Former Largest Borrowing Relationship for $2.5 million, resulting in a recovery of $155K.

Our Growth Strategy 35

Our Vision Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners. 36

Target Customer 37 The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

(CHART) Three Areas of Growth 38 Acquisitions --Banks-- --Trust--

Acquisition Strategy FDIC-assisted & conventional M&A Target size: $300 million to $3 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California only) 39 --Banks-- --Trust/Investment-- Target size: AUM of $300 million to $1.5 billion In California

2011 Strategy: Four Key Objectives 40

2011 Strategy: Four Key Objectives Quality Loan Growth Non-Interest Bearing Deposit Growth Non-Interest Income Growth Expense Control 41

42 Our Strategic Focus Strong Capital position Strong, disciplined credit underwriting/credit culture Drive low-cost, sustainable deposits Multiple forms of growth (don't depend on one) Same Store Sales DeNovo Acquisitions Cross-sell: capture the whole wallet Build new Fee Income opportunities Long-term outlook

CVB FINANCIAL CORP. Copy of Presentation: www.cbbank.com 43